Exhibit 10.1

THIS SUBSCRIPTION AGREEMENT (THIS “AGREEMENT”) RELATES TO AN OFFER AND SALE OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S (AS DEFINED HEREIN) UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).

NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

REGULATION S SUBSCRIPTION AGREEMENT

THIS REGULATION S SUBSCRIPTION AGREEMENT (this “Agreement”), dated as of May [*], 2026, is entered into by and between UTime Limited, a Cayman Islands exempted company with limited liability (the “Company”), and the Buyer(s) set forth on the signature pages (each, a “Buyer Signature Page”) affixed hereto (individually, a “Buyer” or collectively, the “Buyers”).

WITNESSETH:

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall sell to the Buyers, and the Buyers shall purchase from the Company, 50,00,000 units (the “Units”), with each Unit consisting of (i) one Class A ordinary shares, par value $0.50 per share, of the company (“Ordinary Shares”), and (ii) one warrant (a “Warrant”) to purchase an Ordinary Share, exercisable at $1.10 per Warrant share (each a “Warrant Share”), at a purchase price of $1.00 per Unit (the “Purchase Price), with such form of Warrant attached as Exhibit A to this Agreement; together, the Shares, the Warrants and the Warrant Shares may be referred to as the “Securities” and

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Buyer(s) hereby agree as follows:

SECTION 1

1.1 Subscription. Each Buyer, intending to be legally bound, hereby irrevocably subscribes for and agrees to purchase the number of Units set forth on the Buyer Signature Page affixed hereto, in an offshore transaction negotiated outside the U.S. and to be consummated and closed outside the United States in reliance upon an exemption from securities registration pursuant to Regulation S (“Regulation S”) as promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”).

1.2 Purchase of Units. Subject to the satisfaction (or waiver) of the terms and conditions of this Agreement, each Buyer agrees, severally and not jointly, to purchase at the Closing (as defined below), and the Company agrees to sell and issue to each Buyer, severally and not jointly, at the Closing, such number of Units as is set forth on the Buyer Signature Page affixed hereto. Following the Buyer’s execution of this Agreement on the Buyer Signature Page and prior to the Closing, the Buyer shall send by wire transfer the aggregate purchase price for the Units (the “Subscription Amount”) set forth on his or its Buyer Signature Page, in same-day funds in accordance with the instructions set forth immediately below, pursuant to the terms and disbursed in accordance therewith.

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Wire Instructions

Bank:	[Redacted]
Account Name:	[Redacted]
Account #:	[Redacted]

1.3 Acceptance or Rejection.

(a) The Buyer understands and agrees that the Company reserves the right to reject this subscription for the Units if, in its reasonable judgment, it deems such action in the best interest of the Company, at any time prior to the Closing, notwithstanding prior receipt by the Buyer of notice of acceptance of the Buyer’s subscription.

(b) The Buyer understands and agrees that his or its subscription for the Units is irrevocable.

(c) In the event the sale of the Units subscribed for by the Buyer is not consummated by the Company for any reason (in which event this Agreement shall be deemed to be rejected), this Agreement and any other agreement entered into between the Buyer and the Company relating to this subscription shall thereafter have no force or effect and the Company shall promptly return or cause to be returned to the Buyer the Subscription Amount remitted to the Company by the Buyer, without interest thereon or deduction therefrom, and this Subscription Agreement shall be deemed cancelled.

1.4 Offering Period. The Company may offer the Units at any time through and including May 15, 2026, which date may be extended for an additional thirty (30) days (as such may be extended, the “Offering Period”) at the sole discretion of the Company.

SECTION 2

2.1 Closing. The closing (the “Closing”) of the purchase and sale of the Units shall occur on such date as is mutually agreed to by the parties on or before the expiration of the Offering Period.

SECTION 3

3.1 Buyer Representations, Warranties and Covenants. Each Buyer represents and warrants, severally and not jointly, as to such Buyer, that:

(a) The Buyer is acquiring the Units for the Buyer’s own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution, or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in such Units or any portion thereof. Further, the Buyer does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Units for which the Buyer is subscribing or any part of the Units.

(b) The Buyer has full power and authority to enter into this Agreement, the execution and delivery of this Agreement has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the Buyer.

(c) The Buyer is not subscribing for the Units as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by person previously not known to the Buyer in connection with investment securities generally.

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(d) The Buyer understands that the Company is under no obligation to register the Units under the Securities Act, or to assist the Buyer in complying with the Securities Act or the securities laws of any state of the United States or of any foreign jurisdiction.

(e) The Buyer is (i) experienced in making investments of the kind described in this Agreement and the related documents, (ii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iii) able to afford the entire loss of his or its investment in the Units.

(f) The Buyer acknowledges his or its understanding that the offering and sale of the Securities is intended to be exempt from registration under Regulation S of the Securities Act. In furtherance thereof, in addition to the other representations and warranties of the Buyer made herein, the Buyer further represents and warrants to and agrees with the Company and its affiliates as follows:

(i) The Buyer realizes that the basis for the exemption may not be present if, notwithstanding such representations, the Buyer has in mind merely acquiring the Units for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Buyer does not have any such intention;

(ii) The Buyer has the financial ability to bear the economic risk of his or its investment, has adequate means for providing for his or its current financial needs and personal contingencies and has no need for liquidity with respect to his or its investment in the Company;

(iii) The Buyer has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Units. The Buyer also represents it has not been organized for the purpose of acquiring the Units;

(iv) The Buyer has been provided an opportunity for a reasonable period of time prior to the date hereof to obtain additional information concerning the offering of the Units, the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense; and

(v) The Buyer has carefully reviewed all of the Company’s filings under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(g) The Buyer is not relying on the Company, or its affiliates or agents with respect to economic considerations involved in this investment. The Buyer has relied solely on his or its own advisors.

(h) No representations or warranties have been made to the Buyer by the Company, or any officer, employee, agent, affiliate or subsidiary of the Company, other than the representations of the Company contained herein, and in subscribing for Units the Buyer is not relying upon any representations other than those contained herein.

(i) Any resale of the Units, or any Shares underlying the Units, during the “distribution compliance period,” as defined in Rule 902(f) to Regulation S, shall only be made in compliance with exemptions from registration afforded by Regulation S. Further, any such sale of the Units, or any Shares underlying the Units, in any jurisdiction outside of the United States will be made in compliance with the securities laws of such jurisdiction. The Buyer will not offer to sell or sell the Units or Shares underlying the Units in any jurisdiction unless the Buyer obtains all required consents, if any.

(j) The Buyer understands that the Units are being offered and sold in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Buyer set forth herein in order to determine the applicability of such exemptions and the suitability of the Buyer to acquire the Units. In this regard, the Buyer represents, warrants and agrees that:

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(i) The Buyer is not a U.S. Person (as defined below), is not an affiliate (as defined in Rule 50l(b) under the Securities Act) of the Company and is not acquiring the Units for the account or benefit of a U.S. Person. A “U.S. Person” means any one of the following:

(A) any natural person resident in the United States of America;

(B) any partnership or corporation organized or incorporated under the laws of the United States of America;

(C) any estate of which any executor or administrator is a U.S. person;

(D) any trust of which any trustee is a U.S. person;

(E) any agency or branch of a foreign entity located in the United States of America;

(F) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. person;

(G) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States of America; and

(H) any partnership or corporation if:

(1) organized or incorporated under the laws of any foreign jurisdiction; and

(2) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

(ii) At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, the Buyer was outside of the United States.

(iii) The Buyer will not, during the period commencing on the date of issuance of the Securities and ending on the six month anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the “Restricted Period”), offer, sell, pledge or otherwise transfer the Securities in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

(iv) The Buyer will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Securities only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws.

(v) The Buyer was not in the United States, engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Securities including without limitation, any put, call or other option transaction, option writing or equity swap, unless in compliance with the Securities Act.

(vi) Neither the Buyer nor or any person acting on his or its behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Securities and the Buyer and any person acting on his or its behalf have complied and will comply with the “offering restrictions” requirements of Regulation S under the Securities Act.

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(vii) The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

(viii) Neither the Buyer nor any person acting on his or its behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Shares. The Buyer agrees not to cause any advertisement of the Securities to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Securities, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

(ix) Each certificate representing the Securities shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:

“THE SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

“TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

(x) The Buyer consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer of the Shares set forth in this Section 3.

(k) The Buyer has received all documents, records, books and other information pertaining to the Buyer’s investment in the Company that has been requested by the Buyer. The Buyer has reviewed all reports and other documents filed by the Company with the SEC (the “SEC Documents”).

(o) The Buyer represents and warrants to the Company that all information that the Buyer has provided to the Company, including, without limitation, the information on the Buyer Signature Page affixed hereto, the Investor Certification affixed hereto as Annex A and the Anti-Money Laundering Information Form affixed hereto as Annex B, is correct and complete as of the date hereof.

(p) Other than as set forth herein, the Buyer is not relying upon any other information, representation or warranty by the Company or any officer, director, stockholder, agent or representative of the Company in determining to invest in the Units. The Buyer has consulted, to the extent deemed appropriate by the Buyer, with the Buyer’s own advisers as to the financial, tax, legal and related matters concerning an investment in the Shares and on that basis believes that his or its investment in the Shares is suitable and appropriate for the Buyer.

(q) The Buyer is aware that no federal or state agency has (i) made any finding or determination as to the fairness of this investment, (ii) made any recommendation or endorsement of the Units or the Company, or (iii) guaranteed or insured any investment in the Units or any investment made by the Company.

(r) The Buyer agrees to execute, deliver, and comply with the Lock-Up Agreement attached as Exhibit B hereto for the six-month restriction period (the “Restriction Period”). During the Restriction Period, the Buyer shall not transfer any of the Securities except in compliance with the Lock-Up Agreement and Regulation S. Any permitted transferee of the Securities during the Restriction Period must, prior to such transfer, execute and deliver a Lock-Up Agreement in the same form for the balance of the Restriction Period.

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SECTION 4

The Company represents and warrants to each of the Buyers that:

4.1 Organization of the Company. The Company is a corporation duly organized and validly existing and in good standing under the laws of Cayman Islands, and has all requisite power and authority to own, lease and operate its properties and to carry on its business as now being conducted.

4.2 Authority. (a) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and to issue the Units; (b) the execution and delivery of this Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate action and no further consent or authorization of the Company or its Board of Directors is required; and (c) this Agreement has been duly executed and delivered by the Company and constitutes a valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, or similar laws relating to, or affecting generally the enforcement of, creditors’ rights and remedies or by other equitable principles of general application.

4.3 SEC Documents. To the best of Company’s knowledge, the Company has not provided to the Buyer any information that, according to applicable law, rule or regulation, should have been disclosed publicly prior to the date hereof by the Company, but which has not been so disclosed. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Securities Act or the Exchange Act, as the case may be, and other federal, state and local laws, rules and regulations applicable to such SEC Documents, and none of the SEC Documents contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of the Company included in the SEC Documents comply as to form and substance in all material respects with applicable accounting requirements and the published rules and regulations of the SEC, or other applicable rules and regulations with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved (except (a) as may be otherwise indicated in such financial statements or the notes thereto or (b) in the case of unaudited interim statements, to the extent they may not include footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments).

4.4 Exemption from Registration; Valid Issuances. The sale and issuance of the Securities, in accordance with the terms and on the bases of the representations and warranties of the Buyer set forth herein, may and shall be properly issued by the Company to the Buyer pursuant to Section 4(a)(2), Regulation S and/or any applicable U.S state law. When issued and paid for as herein provided, the Securities shall be duly and validly issued, fully paid, and nonassessable. Neither the sales of the Securities pursuant to, nor the Company’s performance of its obligations under, this Agreement shall (a) result in the creation or imposition of any liens, charges, claims or other encumbrances upon the Securities or any of the assets of the Company, or (b) entitle the other holders of the Ordinary Shares of the Company to preemptive or other rights to subscribe to or acquire the Units or other securities of the Company. The Securities shall not subject the Buyer to personal liability by reason of the ownership thereof.

4.5 No General Solicitation or Advertising in Regard to this Transaction. Neither the Company nor any of its affiliates nor any person acting on its or their behalf (a) has conducted or will conduct any general solicitation (as that term is used in Rule 502(c) of Regulation D) or general advertising with respect to any of the Units or the Securities, or (b) made any offers or sales of any security or solicited any offers to buy any security under any circumstances that would require registration of the Securities under the Securities Act.

4.6 No Conflicts. The execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby, including without limitation the issuance of the Securities, do not and will not (a) result in a violation of the Third Amended and Restated Memorandum and Articles of

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Association of the Company or (b) conflict with, or constitute a material default (or an event that with notice or lapse of time or both would become a material default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture, instrument or any “lock-up” or similar provision of any underwriting or similar agreement to which the Company is a party, or (c) result in a violation of any federal, state, local or foreign law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations )applicable to the Company or by which any property or asset of the Company is bound or affected (except for such conflicts, defaults, terminations, amendments, accelerations, cancellations and violations as would not, individually or in the aggregate, have a material adverse effect on the business, operations, properties, prospects or condition (financial or otherwise) of the Company) nor is the Company otherwise in violation of, conflict with or in default under any of the foregoing. The Company is not required under U.S. federal, state or local law, rule or regulation to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement or issue and sell the Common Stock in accordance with the terms hereof (other than any SEC, FINRA, or state securities filings that may be required to be made by the Company subsequent to the Closing); provided that, for purposes of the representation made in this sentence, the Company is assuming and relying upon the accuracy of the relevant representations and agreements of the Buyer herein.

SECTION 5

5.2 Reporting Status. Until the date on which each Buyer shall have sold all of its Securities underlying the Units, the Company shall file in a timely manner (or, with respect to Current Reports on Form 8-K, shall use its reasonable commercial efforts to file in a timely manner) all reports required to be filed with the SEC pursuant to the Exchange Act and the regulations of the SEC thereunder.

5.2 Use of Proceeds. The Company shall use 100% of the net proceeds from the sale of the Units (after deducting legal and accounting fees and expenses and fees) for working capital and general corporate purposes.

5.3 Listings or Quotation. Until the date on which each Buyer shall have sold all of its Securities the Company shall use its best efforts to maintain the listing or quotation of its Ordinary Shares on the OTC Markets or a national securities exchange.

SECTION 6

6.1 Indemnity. The Buyer agrees to indemnify and hold harmless the Company, its officers and directors, employees and its affiliates and their respective successors and assigns and each other person, if any, who controls any thereof, against any loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation commenced or threatened or any claim whatsoever) arising out of or based upon any false representation or warranty or breach or failure by the Buyer to comply with any covenant or agreement made by the Buyer herein or in any other document furnished by the Buyer to any of the foregoing in connection with this transaction.

6.2 Modification. Neither this Agreement nor any provisions hereof shall be modified, discharged or terminated except by an instrument in writing signed by the party against whom any waiver, change, discharge or termination is sought.

6.3 Notices. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon confirmation of receipt, when sent by facsimile or electronic mail; (iii) upon receipt when sent by U.S. certified mail, return receipt requested; or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

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UTime Limited
7th Floor Building 5A
Shenzhen Software Industry Base
Nanshan, Shenzhen, China
Attention: Hengcong Qiu
Telephone: 86-755-86523363
E-Mail: qhencgcong@utimemobile.com

With a copy to:	Dorsey & Whitney LLP
1301 Avenue of the Americas, 13th Floor
New York, NY 10019
Attention: Megan J. Penick
Telephone: 212-415-9279
E-Mail: penick.megan@dorsey.com

If to the Buyer, to his or its address and facsimile number set forth on the Buyer Signature Page affixed hereto. Each party shall provide five (5) days’ prior written notice to the other party of any change in address or email.

6.4 Counterparts. This Agreement may be executed through the use of separate signature pages or in any number of counterparts and by electronic (digital) signature, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart. Signatures may be electronic (digital) transmission.

6.5 Binding Effect. Except as otherwise provided herein, this Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the Buyer is more than one person, the obligation of the Buyer shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

6.6 Entire Agreement. This Agreement and the documents referenced herein contain the entire agreement of the parties and there are no representations, covenants or other agreements except as stated or referred to herein and therein.

6.7 Assignability. This Agreement is not transferable or assignable by the Buyer.

6.8 Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to conflicts of law principles.

6.9 Pronouns. The use herein of the masculine pronouns “him” or “his” or similar terms shall be deemed to include the feminine and neuter genders as well and the use herein of the singular pronoun shall be deemed to include the plural as well.

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SIGNATURE PAGE

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year as set forth below.

Dated:

# of shares: ______________________

SUBSCRIBER (individual)[1]	SUBSCRIBER (entity)[2]

Signature	Name of Entity

By:
Print Name	Signature

Signature (if Joint Tenants or Tenants in Common)	Print Name:
Title:

Address of Principal Residence:	Address of Executive Offices:

ID Number(s):	IRS Tax Identification Number:

Telephone Number:	Telephone Number:

E-mail Address:	E-mail Address:

1.If Subscriber is an individual, please submit a copy of non-expired identification for the authorized signatory(ies) on the investment documents, showing name, date of birth, address and signature. The address shown on the identification document MUST match the Investor’s address shown on the Signature Page.

2.If the Subscriber is a corporation, limited liability company, trust or other type of entity, please submit the following requisite documents: (i) Articles of Incorporation, By-Laws, Certificate of Formation, Operating Agreement, Trust or other similar documents for the type of entity; and (ii) Corporate Resolution or power of attorney or other similar document granting authority to signatory(ies) and designating that they are permitted to make the proposed investment.

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ACCEPTANCE OF SUBSCRIPTION

(to be filed out only by the Company)

___________________________________________________________________________________________

Name of Subscriber

Accepted for:

ACCEPTED BY:

UTime Limited

By:
Name:	Hengcong Qiu
Title:	Chief Executive Officer
Date:	May [*], 2026

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Appendix A

UTime Limited

INVESTOR CERTIFICATION

For Non-U.S. Person Investors

(all Buyers who are not a U.S. Person must INITIAL this section):

Initial _______ The Buyer is not a “U.S. Person” as defined in Regulation S; and specifically the investor is not:

A.	a natural person resident in the United States of America, including its territories and possessions (“United States”);

B.	a partnership or corporation organized or incorporated under the laws of the United States;

C.	an estate of which any executor or administrator is a U.S. Person;

D.	a trust of which any trustee is a U.S. Person;

E.	an agency or branch of a foreign entity located in the United States;

F.	a non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit or account of a U.S. Person;

G.	a discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; or

H.	a partnership or corporation: (i) organized or incorporated under the laws of any foreign jurisdiction; and (ii) formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined in Rule 501(a) under the Securities Act) who are not natural persons, estates or trusts.

And, in addition:

I.	the Buyer was not offered the securities in the United States;

J.	at the time the buy-order for the securities was originated, the Buyer was outside the United States; and

K.	the Buyer is purchasing the securities for its own account and not on behalf of any U.S. Person (as defined in Regulation S) and a sale of the securities has not been pre-arranged with a purchaser in the United States.

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Appendix B

UTime Limited

ANTI-MONEY LAUNDERING INFORMATION FORM

The following is required in accordance with the AML provision of the USA PATRIOT ACT.

(Please fill out and return with requested documentation.)

INVESTOR NAME:

LEGAL ADDRESS:

SSN# or TAX ID#

OF INVESTOR:

FOR INVESTORS WHO ARE INDIVIDUALS:

YEARLY INCOME:	AGE:

NET WORTH (excluding value of primary residence):

OCCUPATION:

ADDRESS OF EMPLOYER:

IDENTIFICATION & DOCUMENTATION AND SOURCE OF FUNDS:

1.

Please submit a copy of non-expired identification for the authorized signatory(ies) on the investment documents, showing name, date of birth, address and signature. The address shown on the identification document MUST match the Investor’s address shown on the Investor Signature Page.

	Current Driver’s License	or	Valid Passport	or	Identity Card
(Circle one or more)

2.	If the Investor is a corporation, limited liability company, trust or other type of entity, please submit the following requisite documents: (i) Articles of Incorporation, Bylaws, Certificate of Formation, Operating Agreement, Trust or other similar documents for the type of entity; and (ii) Corporate Resolution or power of attorney or other similar document granting authority to signatory(ies) and designating that they are permitted to make the proposed investment.

3.	Please advise where the funds were derived from to make the proposed investment:

	Investments	Savings	Proceeds of Sale	Other
(Circle one or more)

Signature:

Print Name:

Title (if applicable):

Date:

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Exhibit A

[Form of Warrant]

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THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND THE RULES AND REGULATIONS PROMULGATED THEREUNDER (THE “SECURITIES ACT”).

UTIME LIMITED

WARRANT FOR THE PURCHASE OF SHARES

Date: May [*], 2026	Number of Shares: [*]

For Value Received, UTime Limited, a Cayman Islands exempted company with limited liability (the “Company”), with its principal office located at 7th Floor Building 5A, Shenzhen Software Industry Base, Nanshan, Shenzhen, China, hereby certifies that [*][, a [type of entity]] (“Holder”), or his or its assigns, in partial consideration for entering into that certain Subscription Agreement, dated as of May [*], 2026, by and between the Company and Holder, is entitled, subject to the provisions of this Warrant, to purchase from the Company the number of fully paid and nonassessable shares of Class A Ordinary Shares of the Company (the “Warrant Shares”).

Holder may purchase the afore-mentioned number of shares of Warrant Shares of the Company at a purchase price per share (as appropriately adjusted pursuant to Section 7 hereof) of $1.10 (the “Exercise Price”). The term “Class A Ordinary Shares” shall mean the Class A ordinary shares of the Company, par value $0.50 per share, together with any other equity securities that may be issued by the Company in addition thereto or in substitution therefor as provided herein.

The number of shares of Warrant Shares to be received upon the exercise of this Warrant and the price to be paid for a share of Warrant Shares are subject to adjustment from time to time as hereinafter set forth.

Section 1. EXERCISE OF WARRANT. This Warrant may be exercised in whole or in part on any business day prior to the Expiration Date (as hereinafter defined) by presentation and surrender hereof to the Company at its principal office at the address set forth in the initial paragraph hereof (or at such other address as the Company may hereafter notify Holder in writing) with the Purchase Form annexed hereto duly executed and accompanied by proper payment of the Exercise Price in lawful money of the United States of America in the form of a check, subject to collection, or in the form of an electronic transfer of funds, for the number of shares of Warrant Shares specified in the Purchase Form. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant, execute and deliver a new Warrant evidencing the rights of Holder thereof to purchase the balance of the Warrant Shares purchasable hereunder. Upon receipt by the Company of this Warrant and such Purchase Form, together with proper payment of the Exercise Price, at the principal office of the Company, Holder shall be deemed to be the holder of record of the Warrant Shares, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such Warrant Shares shall not then be actually delivered to Holder.

Section 2. CASHLESS EXERCISE. With the consent of the Company or in the event of the Sale of the Company as defined in Section 10 herein, this Warrant may be exercised, in whole or in part, by means of a “cashless exercise” by surrendering this Warrant (satisfactorily delivered in accordance with Section 1 above) at the principal office of the Company together with the properly endorsed Purchase Form and notice of such election, in which event the Company shall issue to Holder a number of shares of Warrant Shares computed using the following formula:

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X = Y (A-B)

A

Where X the number of shares of Warrant Shares to be issued to Holder
=

Y the number of shares of Warrant Shares purchasable under the Warrant or, if only a portion of the Warrant

= is being exercised, the portion of the Warrant being canceled (at the date of such calculation)

A the fair market value of one share of the Warrant Shares (at the date of such calculation) =

B Exercise Price (as adjusted to the date of such calculation)
=

For purposes of this Section 2, the fair market value of Warrant Shares on the date of calculation shall mean with respect to each share of Warrant Shares:

(a) if Warrant Shares are traded on a securities exchange or The Nasdaq Stock Market or actively traded over-the-counter:

(1) if Warrant Shares are is traded on a securities exchange, the fair market value shall be deemed to be the average of the closing prices over the five (5) day period ending three days before the date of calculation;

(2) if Warrant Shares are actively traded over-the-counter, the fair market value shall be deemed to be the average of the closing bid or sales price (whichever is applicable) over the five (5) day period ending three days before the date of calculation; or

(b) if neither (1) nor (2) is applicable, the fair market value of Warrant Shares shall be at the highest price per share which the Company could obtain on the date of calculation from a willing buyer (not a current employee or director) for shares of Warrant Shares sold by the Company, from authorized but unissued shares, as determined in good faith by the Board of Directors of the Company, taking into consideration, without limitation, the most recent sales of the Company’s capital stock.

(c) to the extent this Warrant is not previously exercised, it shall be automatically exercised in accordance with this Section 2 prior to any termination in accordance with Section 9.

Section 3. RESERVATION OF SHARES. The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant all shares of its Class A Ordinary Shares or other shares of capital stock of the Company from time to time issuable upon exercise of this Warrant, as applicable. All such shares shall be duly authorized and, when issued upon such exercise in accordance with the terms of this Warrant, shall be validly issued, fully paid and nonassessable.

Section 4. FRACTIONAL INTEREST. The Company will not issue a fractional share of Warrant Shares upon exercise of a Warrant. Instead, the Company will deliver its check for the current market value of the fractional share. The current market value of a fraction of a share is determined as follows: multiply the current fair market value (as determined as set forth in Section 2) of a full share by the fraction of a share and round the result to the nearest cent.

Section 5. TRANSFERS; ASSIGNMENT OR LOSS OF WARRANT.

(a) Subject to the terms and conditions contained in Section 11 hereof, this Warrant and all rights hereunder are transferable in whole or in part by Holder and any successor transferee; provided that prior to such transfer Holder shall give thirty (30) days prior written notice of any such transfer to the Company, and the Company shall have the right to acquire the Warrant under the identical provisions contained in such notice by giving Holder written notice within fifteen (15) days of receipt of such notice. The Company’s failure to respond to said notice within said fifteen (15) days shall be deemed a waiver of this right of first refusal. The transfer shall be recorded on the books of the Company upon receipt by the Company of the Transfer Notice annexed hereto at its principal offices and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer.

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(b) Holder shall not, without obtaining the prior written consent of the Company, which consent shall not be unreasonably withheld, assign its interest in this Warrant in whole or in part to any person or persons. Subject to the provisions of Section 12, upon surrender of this Warrant to the Company or at the office of its stock transfer agent or warrant agent, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant or Warrants in the name of the assignee or assignees named in such instrument of assignment (any such assignee will then be a “Holder” for purposes of this Warrant) and, if Holder’s entire interest is not being assigned, in the name of Holder, and this Warrant shall promptly be canceled.

(c) Upon receipt of evidence satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of indemnification satisfactory to the Company, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new Warrant of like tenor and date. In the event that this Warrant is lost, stolen, destroyed or mutilated, Holder shall pay all reasonable attorneys’ fees and expenses incurred by the Company in connection with the replacement of this Warrant and the issuance of a new Warrant.

Section 6. RIGHTS OF HOLDER. Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of Holder are limited to those expressed in this Warrant. Nothing contained in this Warrant shall be construed as conferring upon Holder hereof the right to vote or to consent or to receive notice as a shareholder of the Company on any matters or with respect to any rights whatsoever as a shareholder of the Company. No dividends or interest shall be payable or accrued in respect of this Warrant or the interest represented hereby or the Warrant Shares purchasable hereunder until, and only to the extent that, this Warrant shall have been exercised in accordance with its terms.

Section 7. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. The number and kind of securities purchasable upon the exercise of the Warrant and the Exercise Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

(a) Stock Splits and Dividends. If outstanding shares of the Warrant Shares shall be subdivided into a greater number of shares, the Exercise Price in effect immediately prior to such subdivision shall simultaneously with the effectiveness of such subdivision be proportionately reduced. If outstanding shares of Warrant Shares shall be combined into a smaller number of shares, the Exercise Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Exercise Price, the number of shares of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Exercise Price in effect immediately prior to such adjustment, by (ii) the Exercise Price in effect immediately after such adjustment.

(b) Reclassification, Etc. In case there occurs any reclassification or change of the outstanding securities of the Company or of any reorganization of the Company (or any other corporation the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof, then and in each such case Holder, upon the exercise hereof at any time after the consummation of such reclassification, change, or reorganization shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the stock or other securities or property to which such Holder would have been entitled upon such consummation if such Holder had exercised this Warrant immediately prior thereto, all subject to further adjustment pursuant to the provisions of this Section 7.

(c) Adjustment Certificate. When any adjustment is required to be made in the Warrant Shares or the Exercise Price pursuant to this Section 7, the Company shall promptly mail to Holder a certificate setting forth (i) a brief statement of the facts requiring such adjustment, (ii) the Exercise Price after such adjustment and (iii) the kind and amount of shares or other securities or property into which this Warrant shall be exercisable after such adjustment.

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Section 8. TERMINATION. This warrant (and the right to purchase securities upon exercise hereof) shall terminate upon the earliest to occur of the following (the “Expiration Date”): (a) the expiration of the period of five (5) years as of the date of the Warrant set forth above; or (b) a Sale of the Company (as defined below).

Section 9. SALE OF THE COMPANY. The Company will notify the Holder of any proposed Sale of the Company at least fifteen (15) days prior to the expected closing of the Sale of the Company. As used herein, “Sale of the Company” means (i) any sale, transfer or other disposition to another company of all or substantially all of the Company’s assets, (ii) the sale of shares of the Company resulting in more than 50% of the voting power of the Company or of the surviving entity being vested in persons other than the persons who own 50% or more of the voting power of the Company immediately prior to the effectiveness of such transaction, or (iii) a merger or consolidation of the Company resulting in more than 50% of the voting power of the Company or of the surviving entity being vested in persons other than the persons who own 50% or more of the voting power of the Company immediately prior to the effectiveness of such transaction.

Section 10. TRANSFER TO COMPLY WITH THE SECURITIES ACT OF 1933. This Warrant may not be exercised and neither this Warrant nor any securities issuable thereunder (the “Securities”), nor any interest in either, may be offered, sold, assigned, pledged, hypothecated, encumbered or in any other manner transferred or disposed of, in whole or in part, except in compliance with applicable United States federal and state securities or “blue sky” laws and the terms and conditions hereof. Each Warrant shall bear a legend in substantially the same form as the legend set forth on the first page of this Warrant. Each certificate for the Securities issued upon exercise of this Warrant, subject to the applicable provisions of the Securities Act of 1933, as amended (the “Securities Act”) and the U.S. state “blue sky” laws, shall bear a legend substantially in the following form:

“THE SECURITIES ARE BEING OFFERED TO INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”)) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT.”

“TRANSFER OF THESE SECURITIES IS PROHIBITED, EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

The Company is required to refuse to register any transfer of this Warrant or the Securities underlying this Warrant not made in accordance with the provisions of Regulation S, pursuant to the Securities Act or pursuant to an available exemption from registration. Any certificate for any Securities issued at any time in exchange or substitution for any certificate for any Securities bearing such legend shall also bear such legend unless, in the opinion of counsel for the Company, the Securities represented thereby need no longer be subject to the restriction contained herein. The provisions of this Section 11 shall be binding upon all subsequent holders of certificates for Securities bearing the above legend and all subsequent holders of this Warrant, if any.

Section 11. REPRESENTATIONS AND COVENANTS OF HOLDER. This Warrant has been entered into by the Company in reliance upon the following representations and covenants of Holder, which by its execution hereof Holder hereby confirms:

(a) Investment Purpose. The right to acquire the Warrant Shares (the “Securities”), and any Securities issued upon exercise of Holder’s rights contained herein, will be acquired for investment and not with a view to the sale or distribution of any part thereof, and Holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.

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(b) Foreign Investor. Holder hereby represents that he or she or it has satisfied itself as to the full observance by Holder of the laws of its jurisdiction applicable to Holder in connection with the receipt of this Warrant or purchase of the Securities, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to the purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to Holder’s holding of this Warrant and purchase, holding, redemption, sale, or transfer of the Securities. Holder’s payment for, and continued beneficial ownership of, the Securities will not violate any securities or other laws of Holder’s jurisdiction applicable to Holder.

(c) Disposition of Holder’s Rights. In no event will Holder make a disposition of any of its rights to acquire the Securities, or of any Securities issued upon exercise of such rights, unless and until (i) it shall have notified the Company of the proposed disposition and (ii) if requested by the Company, it shall have furnished the Company with an opinion of counsel (which counsel may either be inside or outside counsel to Holder) reasonably satisfactory to the Company and its counsel to the effect that (A) appropriate action necessary for compliance with the Securities Act has been taken or (B) an exemption from the registration requirements of the Securities Act is available. Notwithstanding the foregoing, the restrictions imposed upon the transferability of any of its rights to acquire the Securities, or of any Securities issued on the exercise of such rights do not apply to transfers from the beneficial owner of any of the aforementioned securities to its nominee or from such nominee to its beneficial owner, and shall terminate as to such security if and when (1) such security shall have been effectively registered under the Securities Act and sold by the holder thereof in accordance with such registration, (2) such security shall have been sold without registration in compliance with Regulation S under the Securities Act or (3) a letter shall have been issued to Holder at its request by the staff of the Securities and Exchange Commission or a ruling shall have been issued to Holder at its request by such Commission stating that no action shall be recommended by such staff or taken by such Commission, as the case may be, if such security is transferred without registration under the Securities Act in accordance with the conditions set forth in such letter or ruling, and such letter or ruling specifies that no subsequent restrictions on transfer are required. Whenever the restrictions imposed hereunder shall terminate, as hereinabove provided, Holder or a holder of the Securities then outstanding as to which such restrictions have terminated shall be entitled to receive from the Company, without expense to such holder, one or more new certificates for the Warrant or for such Securities not bearing any restrictive legend.

(d) Financial Risk. Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to bear the economic risks of its investment.

(e) No Registration Rights. Holder or any other Person has no right to cause the Company to effect the registration of this Warrant or the Warrant Shares.

(f) Non-US Person. Holder is not a U.S. person as defined in the Regulation S promulgated under the Securities Act and any other applicable rules and regulations promulgated thereunder, as presently in effect.

Section 12. SATURDAYS, SUNDAYS AND HOLIDAYS. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a Saturday or a Sunday or shall be a legal holiday in the State of New York, then such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday in the State of New York.

Section 13. ISSUE TAX. The issuance of certificates for Warrant Shares upon the exercise of the Warrant shall be made without charge to the holder of the Warrant for any issue tax (other than any applicable income taxes) in respect thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any certificates in a name other than that of the then Holder of the Warrant being exercised.

Section 14. MODIFICATION AND WAIVER. Neither this Warrant nor any term hereof may be changed, waived, discharged or terminated other than by an instrument in writing signed by the Company and by Holder.

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Section 15. NOTICES. Unless otherwise specified herein, any notice, request or other document required or permitted to be given or delivered to Holder or the Company shall be given in writing and shall be deemed effectively given (i) upon personal delivery to the party to be notified, (ii) three (3) days after deposit in the United States mail if sent by registered or certified mail, postage prepaid, or (iii) one (1) day after deposit with an overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to Holder at its address as shown on the books of the Company, or to the Company at the address indicated therefor in the first paragraph of this Warrant.

Section 16. DESCRIPTIVE HEADINGS AND GOVERNING LAW. The description headings of the several sections and paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York, without regard to its conflicts of laws principles. With respect to any claim arising out of this Warrant, each party irrevocably submits to the exclusive jurisdiction of the courts of the State of New York and/or the United States Federal Courts located in the Borough of Manhattan in The City of New York, and each party irrevocably waives any objection which it may have at any time to the laying of venue of any suit, action or proceeding arising out of or relating hereto brought in any such courts, irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in any inconvenient forum and further irrevocably waives the right to object, with respect to such claim, suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party, provided that service of process has been made by any lawful means.

Section 17. ATTORNEYS’ FEES. In any litigation, arbitration or court proceeding between the Company and Holder relating hereto, the prevailing party shall be entitled to attorneys’ fees and expenses and all costs of proceedings incurred in enforcing this Warrant.

Section 18. SURVIVAL. The representations, warranties, covenants and conditions of the respective parties contained herein or made pursuant to this Warrant shall survive the execution and delivery of this Warrant.

Section 19. SEVERABILITY. In the event any one or more of the provisions of this Warrant shall for any reason be held invalid, illegal or unenforceable, the remaining provisions of this Warrant shall be unimpaired, and the invalid, illegal or unenforceable provision shall be replaced by a mutually acceptable valid, legal and enforceable provision, which comes closest to the intention of the parties underlying the invalid, illegal or unenforceable provision.

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IN WITNESS WHEREOF, the Company has duly caused this Warrant to be signed by its duly authorized officer and to be dated as of the date first above written.

Company:

UTIME LIMITED.

By:
Name:	Hengcong Qiu
Title:	CEO

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PURCHASE FORM

Dated                   ,

The undersigned hereby irrevocably elects to exercise the within Warrant to purchase _____ shares of Class A Ordinary Shares and hereby makes payment of $ ____ in payment of the exercise price thereof, together with all applicable transfer taxes, if any.

In exercising its rights to purchase the _________________ of Class A Ordinary Shares of UTIME LMITED, the undersigned hereby confirms and acknowledges the investment representations and warranties made in Section 11 of the Warrant.

Please issue a certificate or certificates representing said shares of ___________ Shares in the name of the undersigned or in such other name as is specified below.

_______________________________________________________________________________________________

(Name)

_______________________________________________________________________________________________

(Address)

_______________________________________________________________________________________________

Holder:

,

By:

Print Name:

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ASSIGNMENT FORM

Dated                         ,

FOR VALUE RECEIVED,________________ ___, a __________________ , hereby sells, assigns and transfers unto

(the “Assignee”),

(please type or print in block letters)

(insert address)

its right to purchase up to_________shares of__________ ___ Shares represented by this Warrant and does hereby irrevocably constitute and appoint_________________attorney, to transfer the same on the books of the Company, with full power of substitution in the premises.

________________________,

By:

Print Name:

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TRANSFER NOTICE

(To transfer or assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby transferred and assigned to:

(Please Print)

whose address is

Dated

Holder’s Signature

Holder’s Address

Note:	The signature to this Transfer Notice must correspond with the name as it appears on the face of the Warrant, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant

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Exhibit B

[Form of Lock-up Agreement]

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Form of Lock-Up Agreement

May 7, 2026

Re: Subscription Agreement, dated as of May 7, 2026 (the “Subscription Agreement”), between UTime Limited (the “Company”) and the purchaser(s) signatory thereto

Ladies and Gentlemen:

Defined terms not otherwise defined in this lock-up agreement (the “Lock-Up Agreement”) shall have the meanings set forth in the Subscription Agreement. The undersigned irrevocably agrees with the purchasers signatory to the Subscription Agreement (collectively, the “Purchasers”) that, from the date hereof until 180 days from the Closing (as defined in the Subscription Agreement (such period, the “Restriction Period”)) the undersigned will not offer, sell, contract to sell, hypothecate, pledge or otherwise dispose of (or enter into any transaction which is designed to, or might reasonably be expected to, result in the disposition (whether by actual disposition or effective economic disposition due to cash settlement or otherwise) by the undersigned or any Affiliate of the undersigned or any person in privity with the undersigned or any Affiliate of the undersigned), directly or indirectly, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), with respect to, any Ordinary Shares of the Company or securities convertible, exchangeable or exercisable into, Ordinary Share of the Company beneficially owned, held or hereafter acquired by the undersigned (the “Securities”), or make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Ordinary Share or Ordinary Share Equivalents or publicly disclose the intention to do any of the foregoing. Beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act.

Notwithstanding the foregoing, and subject to the conditions below, the undersigned may transfer the Securities provided that (1) in the case of clauses (i), (ii), iii), (iv), (v), (vi) and (vii) below, the Purchasers receive a signed lock-up Lock-Up Agreement (in the form of this Lock-Up Agreement) for the balance of the Restriction Period from each donee, trustee, distributee, or transferee, as the case may be, prior to such transfer, and (2) in the case of clauses (i), (ii), iii), (iv), (v), (vi) and (vii) below, any such transfer shall not involve a disposition for value, with respect to a transfer:

i.	as a bona fide gift or gifts, charitable contribution or for bona fide estate planning purposes;

ii.	to any immediate family member or to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned (for purposes of this Lock-Up Agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin);

iii.	to any corporation, partnership, limited liability company, or other business entity all of the equity holders of which consist of the undersigned and/or the immediate family of the undersigned;

iv.	if the undersigned is a corporation, partnership, limited liability company, trust or other business entity (a) to another corporation, partnership, limited liability company, trust or other business entity that is an Affiliate of the undersigned or (b) in the form of a distribution to limited partners, limited liability company members or stockholders of the undersigned;

v.	if the undersigned is a trust, to the beneficiary of such trust;

vi.	by will, other testamentary document or intestate succession to the legal representative, heir, beneficiary or a member of the immediate family of the undersigned;

vii.	by operation of law, such as pursuant to a qualified domestic order or in connection with a divorce decree;

viii.	pursuant to a bona fide third-party tender offer, merger, consolidation or other similar transaction that is approved by the Board of Directors of the Company and made to all holders of the Company’s capital stock the result of which is that any “person” (as defined in Section 13(d)(3) of the Exchange Act), or group of persons, becomes the beneficial owner (as defined in Rules 13d-3 and 13d-5 of the Exchange Act) of more than 50% of total voting power of the voting stock of the Company or the surviving entity;

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ix.	in a transaction exempt from Section 16(b) of the Exchange Act upon a vesting event of the Securities or upon the exercise of options or warrants to purchase Ordinary Shares, including on a “cashless” or “net exercise” basis or otherwise to cover tax withholding obligations of the undersigned in connection with such vesting or exercise, including a sale in the open market of any securities relating to such options or warrants to cover the applicable aggregate exercise price, withholding tax obligations or otherwise; provided that any filing under Section 16(a) of the Exchange Act in connection with such transfer shall indicate, to the extent permitted by such Section and the related rules and regulations, the reason for such disposition and that such transfer of Securities was solely to cover tax withholding obligations of the undersigned or pursuant to a “cashless” or “net exercise” by the undersigned in connection with such vesting or exercise, and provided, further that any Securities issued upon such exercise shall be subject to the restrictions set forth in this Lock-Up Agreement;

x.	to the Company in connection with the termination of employment or other termination of a service provider whereby the Company has the option, pursuant to an agreement in force on the date hereof, to repurchase such shares or securities; or

xi.	acquired by the undersigned in open market transactions after the date of the Subscription Agreement, provided that no filing under Section 16(a) of the Exchange Act shall be required or shall be made voluntarily in connection with subsequent sales of Securities acquired in such open market transactions.

x.	further, recognizing the Securities were sold to non-U.S. persons pursuant to the exemption allowed pursuant to Regulation S under the Securities Act, any sale, transfer or disposition of the Securities must be in compliance with Regulation S.

In addition, notwithstanding the foregoing, this Lock-Up Agreement shall not restrict the delivery of Ordinary Shares to the undersigned upon (i) exercise of any options or settlement of other equity awards granted under any employee benefit plan of the Company; provided that any Ordinary Shares or Securities acquired in connection with any such exercise will be subject to the restrictions set forth in this Lock-Up Agreement, or (ii) the exercise of warrants; provided that such Ordinary Shares delivered to the undersigned in connection with such exercise are subject to the restrictions set forth in this Lock-Up Agreement, nor shall this Lock-Up Agreement restrict the disposition of such options, equity awards, warrants or similar instruments effected in connection with such exercise or settlement.

The undersigned acknowledges that the execution, delivery and performance of this Lock-Up Agreement is a material inducement to the Purchasers and the Company to complete the transactions contemplated by the Subscription Agreement and the Purchasers shall be entitled to specific performance of the undersigned’s obligations hereunder. The undersigned hereby represents that the undersigned has the power and authority to execute, deliver and perform this Lock-Up Agreement, that the undersigned has received adequate consideration therefor and that the undersigned will indirectly benefit from the closing of the transactions contemplated by the Subscription Agreement.

This Lock-Up Agreement may not be amended or otherwise modified in any respect without the written consent of the Purchasers and the undersigned. This Lock-Up Agreement shall be construed and enforced in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The undersigned hereby irrevocably submits to the exclusive jurisdiction of the United States District Court sitting in the Southern District of New York and the courts of the State of New York located in the County of New York, for the purposes of any suit, action or proceeding arising out of or relating to this Lock-Up Agreement, and hereby waives, and agrees not to assert in any such suit, action or proceeding, any claim that (i) it is not personally subject to the jurisdiction of such court, (ii) the suit, action or proceeding is brought in an inconvenient forum, or (iii) the venue of the suit, action or proceeding is improper. The undersigned hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by receiving a copy thereof sent to the Company at the address in effect for notices to it under the Subscription Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The undersigned hereby waives any right to a trial by jury. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

This Lock-Up Agreement shall be binding on successors and assigns of the undersigned with respect to the Securities and any such successor or assign shall enter into a similar agreement for the benefit of the Purchasers. This Lock-Up Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provisions hereof be enforced by, any other Person.

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*** SIGNATURE PAGE FOLLOWS***

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This Lock-Up Agreement may be executed in two or more counterparts, all of which when taken together may be considered one and the same agreement.

Signature

Print Name

Position in Company, if any

Address for Notice:

By signing below, the Purchasers agree to enforce the restrictions on transfer set forth in this Lock-Up Agreement.

[PURCHASER]

By:
Name:
Title:

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